UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

California	1-16541	95-3814301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, Del Mar, CA 92014

(Address of principal executive offices, with zip code)

(858) 842-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On July 11, 2005, REMEC, Inc. (“REMEC”) entered into Amendment No. 1 to Asset Purchase Agreement with Powerwave Technologies, Inc. (“Powerwave”), pursuant to which REMEC and Powerwave agreed to amend that certain Asset Purchase Agreement entered into by and between REMEC and Powerwave on March 13, 2005 (the “Original Agreement”), in order to, among other things, (i) modify the structure of the transaction to change certain of the assets and shares of acquired stock of the REMEC subsidiaries to be acquired by Powerwave, (ii) revise certain of the disclosure schedules to the Original Agreement, (iii) extend the date upon which the transactions contemplated in the Original Agreement must be consummated before the parties have the ability to terminate the Original Agreement under certain circumstances from July 28, 2005 to September 30, 2005 and (iv) modify and expand the scope of the transition services to be provided by Powerwave to REMEC. A copy of Amendment No. 1 to Asset Purchase Agreement is attached hereto as Exhibit 2.1.

Item 8.01 Other Events.

On July 12, 2005, REMEC announced that a Registration Statement on Form S-4 relating to the asset sale (which includes the preliminary prospectus of Powerwave and the preliminary proxy statement of REMEC) has been filed with the Securities and Exchange Commission (“SEC”) on July 12, 2005. A copy of the Press Release announcing the filing of the Registration Statement on Form S-4 is attached hereto as Exhibit 99.1.

Additional Information

Additional information regarding the terms of the asset sale is contained in a registration statement on Form S-4 filed by the parties with the SEC on July 12, 2005. Investors and security holders are encouraged to read the proxy statement-prospectus contained in the registration statement because it contains important information about REMEC, Powerwave, the asset sale and related matters. Investors and security holders are able to obtain free copies of these documents through the website maintained by the U.S. Securities and Exchange Commission at www.sec.gov.

REMEC, its directors, executive officers and certain members of management and employees may participate in the solicitation of proxies from REMEC’s shareholders in favor of the proposed asset sale. A description of any interests, by security holdings or otherwise, that the participants in the solicitation have in the asset sale is available in the proxy statement -prospectus.

Item 9.01 Exhibits.

(c) Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description
2.1	Amendment No. 1 to Asset Purchase Agreement by and between REMEC, Inc. and Powerwave Technologies, Inc. dated as of July 11, 2005. (Schedules and attachments omitted.)

99.1	Press Release dated July 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2005		REMEC, INC.

	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Asset Purchase Agreement by and between REMEC, Inc. and Powerwave Technologies, Inc. dated as of July 11, 2005. (Schedules and attachments omitted.)

99.1	Press Release dated July 12, 2005.